N. STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
STOCKHOLDERS' EQUITY
1.	Common Stock

The Company has authorized the issuance of up to 45,000,000 shares of common stock, all of which have been designated voting common stock, under its Amended and Restated Certificate of Incorporation.

2.	Convertible Preferred Stock

The Company has authorized the issuance of up to 5,000,000 shares of preferred stock under the Company’s Amended and Restated Certificate of Incorporation.

3.	Warrants

As of December 31, 2013, the Company had outstanding warrants to purchase:

•     15,999 shares of common stock at an exercise price of $6.25 per share.

•     9,999 shares of common stock at an exercise price of $15.00 per share.

•     6,667 shares of common stock at an exercise price of $10.50 per share.

For the year ended December 31, 2013, $57,000 of expense was recorded related to these warrants. At December 31, 2013, $16,000 of deferred compensation remains to be expensed for these warrants. During the year ended December 31, 2013, warrants were exercised for 74,219 shares of common stock.

Public Offering of Common Stock

On September 25, 2013, the Company sold 3.6 million shares of its common stock in its initial public offering at a price of $10.00 per share, providing proceeds of $31.5 million net of expenses and underwriting discounts and commissions. The Company’s initial public offering closed on October 1, 2013.